EXHIBIT 99.1
On November 6, 2025, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of The Clancy located in San Francisco, California for approximately $108.8 million in cash, net of transfer taxes and selling expenses. Additionally, the Company repaid approximately $64.7 million on the mortgage loan, of which The Clancy was one of four hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on September 30, 2025. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2024, and the nine months ended September 30, 2025, assumes the disposition closed on January 1, 2024. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of The Clancy and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of The Clancy is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Clancy (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$2,126,129	$119,398	$—		$2,006,731
Accumulated depreciation	(447,087)	(52,523)	—		(394,564)
Investment in hotel properties, net	1,679,042	66,875	—		1,612,167
Cash and cash equivalents	116,278	72	108,821	(C) (i)	166,586
			6,656	(C) (i)
			(65,097)	(C) (ii)
Restricted cash	47,682	7,472	—		40,210
Investment in securities (amortized cost of 17,279)	17,277	—	—		17,277
Accounts receivable, net of allowance	32,819	1,246	—		31,573
Inventories	4,629	64	—		4,565
Note receivable	8,747	—	—		8,747
Prepaid expenses	5,441	121	—		5,320
Deposit paid to Ashford Inc.	17,000	—	—		17,000
Deferred costs, net	75	—	—		75
Investment in unconsolidated entity	145	—	—		145
Derivative assets	164	—	—		164
Operating lease right-of-use assets	34,359	—	—		34,359
Other assets	19,688	153	—		19,535
Intangible assets, net	2,841	—	—		2,841
Due from third-party hotel managers	23,129	3,115	—		20,014
Total assets	$2,009,316	$79,118	$50,380		$1,980,578
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,164,671	$55,326	$(8,443)	(C) (ii)	$1,100,902
Accounts payable and accrued expenses	150,127	5,433	—		144,694
Dividends and distributions payable	8,553	—	—		8,553
Due to Ashford Inc.	2,638	—	—		2,638
Due to related parties, net	331	1	—		330
Due to third-party hotel managers	1,775	—	—		1,775
Operating lease liabilities	20,007	—	—		20,007
Other liabilities	25,187	—	—		25,187
Total liabilities	1,373,289	60,760	(8,443)		1,304,086
5.50% Series B cumulative convertible preferred stock, $.01 par value, 3,078,017 shares issued and outstanding at September 30, 2025	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 12,697,673 shares issued and outstanding at September 30, 2025	308,547	—	—		308,547
Series M redeemable preferred stock, $0.01 par value, 1,404,544 shares issued and outstanding at September 30, 2025	35,127	—	—		35,127
Redeemable noncontrolling interests in operating partnership	18,942	—	—		18,942
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at September 30, 2025	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,219,432 shares issued and outstanding at September 30, 2025	682	—	—		682
Additional paid-in capital	727,027	18,358	66,875	(C) (i)	726,874
			6,656	(C) (i)
			(55,326)	(C) (ii)
Accumulated other comprehensive income (loss)	(2)	—	—		(2)
Accumulated deficit	(515,837)	—	41,946	(C) (i)	(475,219)
			(1,328)	(C) (ii)
Total stockholders’ equity of the Company	211,886	18,358	58,823		252,351
Noncontrolling interest in consolidated entities	(3,901)	—	—		(3,901)
Total equity	207,985	18,358	58,823		248,450
Total liabilities and equity	$2,009,316	$79,118	$50,380		$1,980,578
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of September 30, 2025, as reported in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2025, filed on November 7, 2025.
(B)Represents the removal of the historical balance sheet of The Clancy as of September 30, 2025.
(C)Represents adjustments for Braemar’s disposition of The Clancy as of September 30, 2025, which includes: (i) an adjustment for the cash consideration received of approximately $108.8 million, net of transfer taxes and selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan partially secured by The Clancy.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2024
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Clancy (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$452,361	$30,020	$—		$422,341
Food and beverage	181,250	3,084	—		178,166
Other	94,793	3,285	—		91,508
Total hotel revenue	728,404	36,389	—		692,015
EXPENSES
Hotel operating expenses:
Rooms	106,465	9,606	—		96,859
Food and beverage	145,901	4,800	—		141,101
Other expenses	225,864	11,082	—		214,782
Management fees	23,500	1,819	—		21,681
Total hotel operating expenses	501,730	27,307	—		474,423
Property taxes, insurance and other	42,508	3,806	—		38,702
Depreciation and amortization	98,733	8,123	—		90,610
Advisory services fee	30,487	—	—		30,487
Corporate general and administrative	14,361	—	—		14,361
Total expenses	687,819	39,236	—		648,583
Gain (loss) on disposition of assets and hotel property	88,165	—	41,946	(C) (i)	130,111
OPERATING INCOME (LOSS)	128,750	(2,847)	41,946		173,543
Equity in earnings (loss) of unconsolidated entity	(1,608)	—	—		(1,608)
Interest income	7,135	241	—		6,894
Interest expense and amortization of premiums and loan costs	(108,124)	(6,234)	—		(101,890)
Write-off of premiums, loan costs and exit fees	(6,111)	(3)	—		(6,108)
Gain (loss) on extinguishment of debt	(22)	—	(1,328)	(C) (ii)	(1,350)
Unrealized gain (loss) on derivatives	585	—	—		585
INCOME (LOSS) BEFORE INCOME TAXES	20,605	(8,843)	40,618		70,066
Income tax (expense) benefit	(842)	—	—		(842)
NET INCOME (LOSS)	19,763	(8,843)	40,618		69,224
(Income) loss attributable to noncontrolling interest in consolidated entities	(25,928)	—	—		(25,928)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	4,472	—	(3,982)	(C) (iv)	490
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,693)	(8,843)	36,636		43,786
Preferred dividends	(40,295)	—	—		(40,295)
Deemed dividends on preferred stock	(8,958)	—	—		(8,958)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(50,946)	$(8,843)	$36,636		$(5,467)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(0.77)				$(0.08)
Weighted average common shares outstanding—basic	66,500				66,500
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(0.77)				$(0.08)
Weighted average common shares outstanding—diluted	66,500				66,500

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	The Clancy (B)	Adjustments		Braemar Consolidated Pro Forma
Revenue
Rooms	$331,617	$27,536	$—		$304,081
Food and beverage	133,996	2,544	—		131,452
Other	72,840	2,444	—		70,396
Total hotel revenue	538,453	32,524	—		505,929
Expenses
Hotel operating expenses:
Rooms	80,232	8,097	—		72,135
Food and beverage	106,662	3,775	—		102,887
Other expenses	168,587	8,529	—		160,058
Management fees	16,891	1,626	—		15,265
Total hotel operating expenses	372,372	22,027	—		350,345
Property taxes, insurance and other	26,568	2,824	—		23,744
Depreciation and amortization	69,919	4,565	—		65,354
Advisory services fee	21,717	—	—		21,717
Corporate general and administrative	4,407	—	—		4,407
Total operating expenses	494,983	29,416	—		465,567
Gain (loss) on disposition of assets and hotel properties	40,970	—	—		40,970
Operating income (loss)	84,440	3,108	—		81,332
Interest income	4,901	209	—		4,692
Other income (expense)	(1,250)	—	—		(1,250)
Interest expense and amortization of loan costs	(75,376)	(3,691)	—		(71,685)
Write-off of premiums, loan costs and exit fees	(1,833)	(122)	—		(1,711)
Gain (loss) on extinguishment of debt	(1,553)	—	—		(1,553)
Unrealized gain (loss) on derivatives	(301)	—	—		(301)
Income (loss) before income taxes	9,028	(496)	—		9,524
Income tax (expense) benefit	(474)	—	(93)	(C) (iii)	(567)
Net income (loss)	8,554	(496)	(93)		8,957
(Income) loss from consolidated entities attributable to noncontrolling interests	361	—	—		361
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,358	—	(28)	(C) (iv)	2,330
Net income (loss) attributable to the Company	11,273	(496)	(121)		11,648
Preferred dividends	(26,928)	—	—		(26,928)
Deemed dividend on preferred stock	(11,086)	—	—		(11,086)
Net income (loss) available to common stockholders	$(26,741)	$(496)	$(121)		$(26,366)
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$(0.40)				$(0.39)
Weighted average common shares outstanding—basic	67,419				67,419
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$(0.40)				$(0.39)
Weighted average common shares outstanding—diluted	67,419				67,419

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2024, as reported in its Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 12, 2025 and the historical consolidated statement of operations of Braemar for the nine months ended September 30, 2025, as reported in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2025, filed on November 7, 2025.
(B)Represents the removal of the historical consolidated statements of operations of The Clancy for the year ended December 31, 2024 and the nine months ended September 30, 2025.
(C)Represents adjustments for the Company’s sale of The Clancy, which includes: (i) the estimated non-recurring gain on the disposition of The Clancy for the year ended December 31, 2024; (ii) an adjustment for the write-off of deferred loan costs and fees associated with loan paydown; (iii) additional estimated tax expense for the nine months ended September 30, 2025 associated with the hotel no longer being part of the consolidated group; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of The Clancy, including the estimated non-recurring gain for the year ended December 31, 2024, based on an ownership percentage of 8.05% for the year ended December 31, 2024, and 6.91% for the nine months ended September 30, 2025. There is no additional estimated tax effect associated with the hotel no longer being part of the consolidated group for the year ended December 31, 2024. The pro forma gain and the related tax effects, resulting from the disposition of The Clancy are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.